                   AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT

                                      AMONG

                       OPPENHEIMER VARIABLE ACCOUNT FUNDS,

                             OPPENHEIMERFUNDS, INC.

                                       AND

                       CUNA MUTUAL LIFE INSURANCE COMPANY

     Pursuant to the Participation Agreement, made and entered into as of the 20th day of February, 1997, by and among Oppenheimer Variable Account Funds, CUNA Mutual Life Insurance Company, and OppenheimerFunds, Inc., the parties hereby agree to amend Schedules 2 and 3 as attached hereto.

     IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. This Amendment shall take effect on September 21, 1999.

                                    CUNA MUTUAL LIFE INSURANCE COMPANY
                                    by its authorized officer,


                                    By: /s/ Michael B. Kitchen
                                        ----------------------------------------
                                         Michael B. Kitchen
                                    Title: President and Chief Executive Officer
                                    Date: September 22, 1999


                                    OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                    by its authorized officer,


                                    By: /s/ Andrew Donohue
                                        ----------------------------------------
                                    Title: Vice President and Secretary
                                    Date: September 22, 1999

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                                    OPPENHEIMERFUNDS, INC.
                                    by its authorized officer,


                                    By: /s/ Andrew Donohue
                                        ----------------------------------------
                                    Title: Executive Vice President
                                    Date: September 22, 1999

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                                                         AS OF SEPTEMBER 21,1999

                                   SCHEDULE 2

                  CUNA MUTUAL LIFE INSURANCE COMPANY CONTRACTS
               COVERED BY SEPARATE ACCOUNTS LISTED IN SCHEDULE 1

CUNA Mutual Life Variable Annuity Account
     MEMBERS Variable Annuity Product

CUNA Mutual Life Variable Account
     MEMBERS Variable Universal Life Product
     MEMBERS Variable Universal Life II Product

CUNA Mutual Life Group Variable Annuity Account
     UltraSaver Group Annuity Product
     CU Pension Saver Group Annuity Product
     CU UltaSaver Group Annuity Product

                                                         AS OF SEPTEMBER 21,1999

                                   SCHEDULE 3

                  OPPENHEIMER VARIABLE ACCOUNT FUNDS PORTFOLIO

Oppenheimer High Income Fund/VA

legag\cunal